CHASE 02-S8 (GP2)

                           WHOLE LOAN 30YR FIXED-RATE


 GWAC                                              7.285% +/-10BPS

 WAM                                               318 +/- 2 MONTHS

 CALIFORNIA                                        21.6% APPROX.

 AVG LOAN BALANCE                                  $417K APPROX.

 WA LTV                                            73% APPROX.

 WA FICO                                           716 APPROX.

 CASH-OUT REFI                                     21.6% APPROX.

 FULL/ALT                                          90.6% APPROX.

 SFD/PUD                                           91% APPROX.

 AAA RATINGS                                       2 OF 3 (S&P, MOODYS. FITCH)

 ESTIMATED SUBORDINATION LEVEL                     3.50%

 SETTLEMENT DATE                                   12/30/02



                            ALL NUMBERS APPROXIMATE.
                    ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

------------------------------------------------------------------------------------------------------------------------------------
UBS WARBURG LLC                                                                                                              CMOPROJ
Fixed Income Research                                          CMF02S08S 30 YEAR 6.5                    3:44:42 pm November 19, 2002
CMOPROJ.550                                                                                             Peter M. Ma peterma@fiunmr24
                                                                                                                              Page 1
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
BOND      BALANCE       COUPON       DELAY     FACTOR       INDEX    VALUE        RESET    MULTIPLIER    CAP
----------------------------------------------------------------------------------------------------------------
PT     50,390,000.00    6.50000       24      1.000000               -1.0000        -         -           -
----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
FLOOR   CURRENT    SETTLE      DEAL     WAC    WAM      PRICING     DURATION
        COUPON     DATE                                 SPEED       @ PX
-----------------------------------------------------------------------------
-       6.5000     12/30/02   30 year   7.28  318.00    35.0CPR     101:28
-----------------------------------------------------------------------------


30YR SEASONED PASS- THRU
-----------------------------------------------------------------------------------------------------------------------
    PRICE        CPR      CPR       CPR        CPR       CPR           CPR        CPR        CPR       CPR       CPR
                 6.00     10.00     20.00      30.00     40.00         50.00      60.00      70.00     80.00     85.00
-----------------------------------------------------------------------------------------------------------------------
    101:12       6.305    6.230     6.010      5.744     5.421         5.055      4.617      4.063     3.302     2.776
    101:13       6.300    6.224     6.001      5.730     5.402         5.029      4.584      4.021     3.247     2.712
    101:14       6.295    6.218     5.991      5.715     5.382         5.003      4.550      3.978     3.191     2.648
    101:15       6.290    6.212     5.981      5.701     5.362         4.977      4.517      3.935     3.136     2.583
    101:16       6.286    6.206     5.971      5.687     5.342         4.951      4.484      3.893     3.080     2.519
    101:17       6.281    6.200     5.961      5.673     5.323         4.925      4.450      3.850     3.025     2.455
    101:18       6.276    6.194     5.952      5.658     5.303         4.899      4.417      3.808     2.970     2.391
    101:19       6.271    6.187     5.942      5.644     5.283         4.873      4.384      3.765     2.915     2.327
    101:20       6.266    6.181     5.932      5.630     5.264         4.847      4.351      3.723     2.860     2.263
    101:21       6.262    6.175     5.922      5.616     5.244         4.821      4.318      3.680     2.804     2.199
    101:22       6.257    6.169     5.913      5.601     5.224         4.795      4.284      3.638     2.749     2.136
    101:23       6.252    6.163     5.903      5.587     5.205         4.770      4.251      3.595     2.694     2.072
    101:24       6.247    6.157     5.893      5.573     5.185         4.744      4.218      3.553     2.639     2.008
    101:25       6.242    6.151     5.884      5.559     5.165         4.718      4.185      3.511     2.584     1.945
    101:26       6.238    6.145     5.874      5.544     5.146         4.692      4.152      3.468     2.529     1.881
    101:27       6.233    6.139     5.864      5.530     5.126         4.666      4.119      3.426     2.475     1.817
    101:28       6.228    6.133     5.854      5.516     5.106         4.641      4.086      3.384     2.420     1.754
    101:29       6.223    6.127     5.845      5.502     5.087         4.615      4.053      3.342     2.365     1.691
    101:30       6.218    6.121     5.835      5.488     5.067         4.589      4.020      3.300     2.310     1.627
    101:31       6.214    6.115     5.825      5.474     5.048         4.564      3.987      3.257     2.256     1.564
    102:00       6.209    6.109     5.816      5.459     5.028         4.538      3.954      3.215     2.201     1.501
    102:01       6.204    6.103     5.806      5.445     5.009         4.512      3.921      3.173     2.146     1.437
    102:02       6.199    6.097     5.796      5.431     4.989         4.487      3.888      3.131     2.092     1.374
    102:03       6.195    6.091     5.787      5.417     4.970         4.461      3.855      3.089     2.037     1.311
    102:04       6.190    6.085     5.777      5.403     4.950         4.435      3.822      3.047     1.983     1.248
-----------------------------------------------------------------------------------------------------------------------
    AVG LIFE     9.908    7.262     3.942      2.497     1.721         1.277      0.976      0.752     0.571     0.490
    DURATION     6.383    5.059     3.144      2.154     1.558         1.186      0.924      0.723     0.557     0.481
    FIRST PAY     1/03     1/03      1/03       1/03      1/03          1/03       1/03       1/03      1/03      1/03
    LAST PAY      6/29     6/29      6/29       6/29      8/10         11/07       8/06      10/05      1/05     10/04
-----------------------------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

------------------------------------------------------------------------------------------------------------------------------------
UBS WARBURG LLC                                                                                                              CMOPROJ
Fixed Income Research                                          CMF02S08S 30 YEAR 6.5                    3:44:42 pm November 19, 2002
CMOPROJ.550                                                                                             Peter M. Ma peterma@fiunmr24
                                                                                                                              Page 1
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
BOND         BALANCE        COUPON      DELAY      FACTOR       INDEX     VALUE        RESET    MULTIPLIER    CAP
--------------------------------------------------------------------------------------------------------------------
PT        50,390,000.00    6.50000        24      1.000000               -1.0000         -          -          -
--------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
FLOOR  CURRENT   SETTLE    DEAL    WAC    WAM     PRICING    DURATION
       COUPON     DATE                             SPEED       @ PX
---------------------------------------------------------------------
-      6.5000    12/30/02 30 year  7.28  318.00   35.0CPR    101:28
---------------------------------------------------------------------



30YR SEASONED PASS-THRU
-----------------------------------------------------------------------------------------------------------------------
PRICE       CPR       CPR         CPR       CPR       CPR       CPR        CPR       CPR       CPR        CPR
            6.00      10.00       20.00     30.00     40.00     50.00      60.00     70.00     80.00      85.00
-----------------------------------------------------------------------------------------------------------------------
102:05      6.185     6.079       5.767     5.389     4.931     4.410      3.790     3.005     1.928      1.185
102:06      6.180     6.073       5.758     5.375     4.911     4.384      3.757     2.963     1.874      1.122
102:07      6.176     6.067       5.748     5.361     4.892     4.359      3.724     2.921     1.820      1.059
102:08      6.171     6.061       5.738     5.347     4.872     4.333      3.691     2.880     1.765      0.996
102:09      6.166     6.055       5.729     5.333     4.853     4.308      3.659     2.838     1.711      0.933
102:10      6.161     6.049       5.719     5.319     4.833     4.282      3.626     2.796     1.657      0.871
102:11      6.157     6.043       5.709     5.305     4.814     4.257      3.593     2.754     1.603      0.808
-----------------------------------------------------------------------------------------------------------------------
AVG LIFE    9.908     7.262       3.942     2.497     1.721     1.277      0.976     0.752     0.571      0.490
DURATION    6.383     5.059       3.144     2.154     1.558     1.186      0.924     0.723     0.557      0.481
FIRST PAY    1/03      1/03        1/03      1/03      1/03      1/03       1/03      1/03      1/03       1/03
LAST PAY     6/29      6/29        6/29      6/29      8/10     11/07       8/06     10/05      1/05      10/04
-----------------------------------------------------------------------------------------------------------------------

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

                        Collateral Stratification Report
                              Chase 2002-S8 11/19


--------------------------------------------------------------------------------
Product Type           COUNT          UPB             %
--------------------------------------------------------------------------------
Fixed                   125    $52,217,992       100.00%
--------------------------------------------------------------------------------
Total:                  125    $52,217,992       100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ORIGINAL BALANCE                          COUNT            UPB            %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00                   49   $   15,106,093.16   28.93%
$350,000.01 - $400,000.00                   32       11,614,069.34   22.24
$400,000.01 - $450,000.00                    7        2,958,972.87    5.67
$450,000.01 - $500,000.00                    9        4,161,988.04    7.97
$500,000.01 - $550,000.00                    8        4,066,570.70    7.79
$550,000.01 - $600,000.00                    4        2,212,105.06    4.24
$600,000.01 - $650,000.00                    6        3,677,844.71    7.04
$700,000.01 - $750,000.00                    3        2,124,340.35    4.07
$750,000.01 - $800,000.00                    1          770,846.38    1.48
$850,000.01 - $900,000.00                    2        1,674,201.25    3.21
$900,000.01 - $950,000.00                    1          879,867.22    1.68
$950,000.01 - $1,000,000.00                  2        1,900,737.37    3.64
$1,000,000.01 >=                             1        1,070,356.16    2.05
--------------------------------------------------------------------------------
Total:                                     125   $   52,217,992.61  100.00%
--------------------------------------------------------------------------------
Minimum: $302,800.00
Maximum: $1,102,000.00
Average: $437,676.16
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Unpaid Balance                            COUNT                UPB          %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                           2  $      409,180.38        0.78%
$250,000.01 - $300,000.00                    19       5,507,476.81       10.55
$300,000.01 - $350,000.00                    34      11,089,940.21       21.24
$350,000.01 - $400,000.00                    26       9,713,565.10       18.60
$400,000.01 - $450,000.00                    11       4,742,831.52        9.08
$450,000.01 - $500,000.00                     7       3,323,438.39        6.36
$500,000.01 - $550,000.00                     8       4,204,704.25        8.05
$550,000.01 - $600,000.00                     4       2,316,965.00        4.44
$600,000.01 - $650,000.00                     4       2,489,542.22        4.77
$650,000.01 - $700,000.00                     1         695,837.57        1.33
$700,000.01 - $750,000.00                     2       1,428,502.78        2.74
$750,000.01 - $800,000.00                     1         770,846.38        1.48
$800,000.01 - $850,000.00                     1         804,780.38        1.54
$850,000.01 - $900,000.00                     2       1,749,288.09        3.35
$900,000.01 - $950,000.00                     1         943,570.28        1.81
$950,000.01 - $1,000,000.00 1                           957,167.09        1.83
$1,000,000.01 >=                              1       1,070,356.16        2.05
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Minimum: $180,468.12
Maximum: $1,070,356.16
Average: $417,743.94
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Gross Rate                                COUNT                UPB            %
--------------------------------------------------------------------------------
6.251% - 6.500%                               2  $      703,281.12        1.35%
6.501% - 6.750%                              10       3,660,985.79        7.01
6.751% - 7.000%                              24       8,946,634.38       17.13
7.001% - 7.250%                              39      17,732,586.41       33.96
7.251% - 7.500%                              34      14,690,028.84       28.13
7.501% - 7.750%                               8       2,694,849.29        5.16
7.751% - 8.000%                               5       2,987,395.02        5.72
9.501% - 9.750%                               1         274,465.27        0.53
9.751% - 10.000%                              1         251,040.44        0.48
10.751% - 11.000%                             1         276,726.05        0.53
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 10.875%
Weighted Average: 7.284%



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.


I:\CRACKER/CMO/OWNED/Backup of OWNED_OD FILE.cas

NOV 20, 2002 09:19                                                   Page 1 of 4

                        Collateral Stratification Report
                              Chase 2002-S8 11/19

--------------------------------------------------------------------------------
Net Rate                                  COUNT                UPB           %
--------------------------------------------------------------------------------
6.001% - 6.250%                               2  $      703,281.12        1.35%
6.251% - 6.500%                              10       3,660,985.79        7.01
6.501% - 6.750%                              24       8,946,634.38       17.13
6.751% - 7.000%                              39      17,732,586.41       33.96
7.001% - 7.250%                              34      14,690,028.84       28.13
7.251% - 7.500%                               8       2,694,849.29        5.16
7.501% - 7.750%                               5       2,987,395.02        5.72
8.751% - 9.000%                               1         274,465.27        0.53
9.001% - 9.250%                               1         251,040.44        0.48
10.001% - 10.250%                             1         276,726.05        0.53
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 10.125%
Weighted Average: 7.027%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Term to Maturity                 COUNT                UPB            %
--------------------------------------------------------------------------------
360 - 360                                   125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average:  360
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Remaining Term to Stated Maturity         COUNT                UPB            %
--------------------------------------------------------------------------------
181 - 240                                     3  $      802,231.76        1.54%
301 - 359                                   122      51,415,760.85       98.46
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Minimum: 197
Maximum: 320
Weighted Average:   318
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Seasoning                                 COUNT                UPB             %
--------------------------------------------------------------------------------
37 - 48                                     122  $   51,415,760.85       98.46%
121 - 180                                     3         802,231.76        1.54
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Minimum: 40 Maximum: 163
Weighted Average: 42
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FICO Scores                               COUNT               UPB             %
--------------------------------------------------------------------------------
0 - 0                                         3  $      802,231.76        1.54%
620 - 629                                     3       1,277,188.77        2.45
630 - 639                                     4       2,152,145.02        4.12
640 - 649                                     6       2,663,987.51        5.10
650 - 659                                     3       1,485,644.62        2.85
660 - 669                                     8       3,107,627.90        5.95
670 - 679                                     5       1,894,783.53        3.63
680 - 689                                     6       2,339,126.99        4.48
690 - 699                                     9       5,274,626.55       10.10
700 - 709                                     6       2,568,116.64        4.92
710 - 719                                    10       4,672,584.00        8.95
720 - 729                                     7       2,282,891.59        4.37
730 - 739                                     8       3,026,799.83        5.80
740 - 749                                    11       4,215,896.34        8.07
750 - 759                                     8       3,429,601.20        6.57
760 - 769                                    12       4,379,776.25        8.39
770 - 779                                     3       1,501,857.97        2.88
780 - 789                                     8       3,308,112.17        6.34
790 - 799                                     4       1,366,471.00        2.62
800 - 809                                     1         468,522.97        0.90
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Minimum:  0
Maximum:  801
Weighted Average:  716
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.


I:\CRACKER/CMO/OWNED/Backup of OWNED_OD FILE.cas

NOV 20, 2002 09:19                                                   Page 2 of 4

                        Collateral Stratification Report
                               Chase 2002-S8 11/19

--------------------------------------------------------------------------------
Loan To Value Ratio                       COUNT               UPB             %
--------------------------------------------------------------------------------
25.01% - 30.00%                               2  $      698,447.69        1.34%
35.01% - 40.00%                               2       1,000,769.18        1.92
40.01% - 45.00%                               2       1,659,846.86        3.18
45.01% - 50.00%                               1         567,432.61        1.09
50.01% - 55.00%                               4       1,451,545.59        2.78
55.01% - 60.00%                               4       2,274,131.99        4.36
60.01% - 65.00%                               4       2,101,019.56        4.02
65.01% - 70.00%                               8       4,366,523.20        8.36
70.01% - 75.00%                              20       8,304,685.27       15.90
75.01% - 80.00%                              73      28,075,687.40       53.77
80.01% - 85.00%                               1         448,290.51        0.86
85.01% - 90.00%                               4       1,269,612.75        2.43
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Minimum: 28.07%
Maximum: 90.00%
Weighted Average: 72.67%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DTI                                       COUNT                UPB            %
--------------------------------------------------------------------------------
<= 0.000%                                   119  $   48,946,389.80       93.73%
1.001% - 6.000%                               1         725,823.01        1.39
31.001% - 36.000%                             1         313,659.67        0.60
36.001% - 41.000%                             2         897,539.22        1.72
41.001% - 46.000%                             2       1,334,580.91        2.56
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 46.00%
Weighted Average: 33.99%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Geographic Concentration                  COUNT               UPB             %
--------------------------------------------------------------------------------
California                                   24  $   11,290,792.28       21.62%
New York                                     22       9,782,120.34       18.73
Florida                                       9       3,779,178.75        7.24
Georgia                                      10       3,654,622.54        7.00
Washington                                    9       3,474,258.88        6.65
Virginia                                      9       3,130,656.09        6.00
Texas                                         6       2,331,584.04        4.47
New Jersey                                    6       2,231,439.38        4.27
Maryland                                      4       1,729,188.86        3.31
Connecticut                                   3       1,501,345.08        2.88
Pennsylvania                                  3       1,304,773.41        2.50
North Carolina                                3       1,300,268.48        2.49
Delaware                                      2         852,885.13        1.63
Michigan                                      1         804,780.38        1.54
Arizona                                       2         796,702.73        1.53
Colorado                                      2         686,566.55        1.31
Oregon                                        2         627,627.05        1.20
Illinois                                      2         618,088.99        1.18
Massachusetts                                 1         468,751.96        0.90
Tennessee                                     1         420,475.82        0.81
Montana                                       1         388,243.23        0.74
Nevada                                        1         380,839.03        0.73
Minnesota                                     1         368,899.75        0.71
Ohio                                          1         293,903.86        0.56
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
North-South CA                            COUNT                UPB            %
--------------------------------------------------------------------------------
North CA                                      4  $    1,847,119.12        3.54%
South CA                                     20       9,443,673.16       18.09
States Not CA                               101      40,927,200.33       78.38
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Zip Code Concentration                  COUNT               UPB             %
--------------------------------------------------------------------------------
11937                                       2  $    1,189,159.30        2.28%
11030                                       1       1,070,356.16        2.05
11215                                       3         972,383.97        1.86
92067                                       1         957,167.09        1.83
91302                                       1         943,570.28        1.81
Other                                     117      47,085,355.81       90.17
--------------------------------------------------------------------------------
Total:                                    125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.


I:\CRACKER/CMO/OWNED/Backup of OWNED_OD FILE.cas

NOV 20, 2002 09:19                                                   Page 3 of 4

                        Collateral Stratification Report
                               Chase 2002-S8 11/19


--------------------------------------------------------------------------------
Loan Purpose                               COUNT               UPB            %
--------------------------------------------------------------------------------
Purchase                                     78  $   33,418,780.02       64.00%
Cash Out Refi                                29      11,277,347.27       21.60
Rate/Term Refi                               18       7,521,865.32       14.40
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Document Type                             COUNT                UPB           %
--------------------------------------------------------------------------------
Full                                        113  $   47,349,570.25       90.68%
Stated Inc/ Full Asset                        9       4,066,190.60        7.79
Unknown                                       3         802,231.76        1.54
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Property Type                             COUNT              UPB             %
--------------------------------------------------------------------------------
Single Family Detached                       72  $   28,951,862.39       55.44%
PUD                                          42      18,518,292.76       35.46
Coop                                          6       2,981,359.19        5.71
3-Family                                      4       1,394,264.58        2.67
Low-rise Condo                                1         372,213.69        0.71
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Occupancy                                 COUNT              UPB             %
--------------------------------------------------------------------------------
Primary                                     115  $   48,529,213.54       92.94%
Secondary                                     7       2,886,547.31        1.54
Unknown                                       3         802,231.76        5.53
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Prepayment Penalty                        COUNT                UPB           %
--------------------------------------------------------------------------------
N                                           125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Balloon Flag                              COUNT               UPB             %
--------------------------------------------------------------------------------
N                                           125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Mortgage Ins.                             COUNT                UPB            %
--------------------------------------------------------------------------------
Commonwealth (CMAC)                           1  $      294,726.49        0.56%
Curr LTV <80%                               120      50,500,089.35       96.71
GEMIC                                         1         372,978.22        0.71
None                                          2         601,908.04        1.15
PMI Mortgage Insurance                        1         448,290.51        0.86
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61      100.00%
--------------------------------------------------------------------------------
% LTV >80 NO MI: 1.15%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FNMA FLAG                                 COUNT              UPB            %
--------------------------------------------------------------------------------
Conforming                                    4  $    1,394,264.58       2.67%
Non Conforming                              121      50,823,728.03      97.33
--------------------------------------------------------------------------------
Total:                                      125  $   52,217,992.61     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.


I:\CRACKER/CMO/OWNED/Backup of OWNED_OD FILE.cas

NOV 20, 2002 09:19                                                   Page 4 of 4